SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

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                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 29, 1998
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                           NTL (BERMUDA) LIMITED
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             (Exact name of Registrant as Specified in Charter)


          Bermuda                    0-24792               Not Applicable
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(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)



Cedar House, 41 Cedar Ave., Hamilton, Bermuda                    HM 12
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (441) 295-2244
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                     COMCAST UK CABLE PARTNERS LIMITED
                              Clarendon House
                            2 Church Street West
                          Hamilton, HM 11, BERMUDA
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     Effective October 29, 1998, NTL Incorporated ("NTL"), NTL (Bermuda) Limited, a wholly owned subsidiary of NTL ("Sub"), and Comcast UK Cable Partners Limited (the "Registrant") consummated a transaction (the "Amalgamation") pursuant to the Agreement and Plan of Amalgamation, dated February 4, 1998 as amended, among the same (the "Amalgamation Agreement"), whereby Sub amalgamated with the Registrant, such that the separate existence of Sub and the Registrant continued in the form of the company that resulted from the Amalgamation and which is a wholly owned subsidiary of NTL (the "Amalgamated Company" and, effective upon the Amalgamation, also known as the "Registrant"). Under the terms of the Amalgamation Agreement, shareholders of the Registrant received 0.3745 shares of common stock of NTL ("NTL Common Stock") in consideration for each of their shares of common stock of the Registrant. Accordingly, as a result of the Amalgamation, shareholders of the Registrant received a total of 18,764,173 shares of NTL Common Stock in the transaction, representing approximately 31.2% of the shares of NTL Common Stock expected to be outstanding after giving effect to the consummation of the Amalgamation.

     The Amalgamated Company shall operate under the name "NTL (Bermuda) Limited". Effective as of the Amalgamation, (i) the memorandum of association of Sub shall be the memorandum of the Amalgamated Company until thereafter changed or amended as provided therein or by applicable law,
(ii) the bye-laws of Sub, as in effect immediately prior to the Amalgamation, shall be the bye-laws of the Amalgamated Company until thereafter changed or amended as provided therein or by applicable law and
(iii) the persons serving as directors and officers of Sub immediately prior to the Amalgamation shall be the directors and officers, respectively, of the Amalgamated Company until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal.

     In connection with the Amalgamation, NTL entered into a Registration Rights Agreement with Comcast Corporation and Warburg, Pincus Investors, L.P., pursuant to which the NTL is obligated to register for resale the shares of NTL Common Stock that were issued to each of Comcast Corporation (or any subsidiary thereof) and Warburg, Pincus Investors, L.P. as consideration for their shares of the Registrant. In addition, each of Comcast Corporation and Warburg, Pincus Investors, L.P. entered into a "lock-up" agreement with NTL preventing each of them from selling, transferring or disposing of any interest in the shares of NTL Common Stock of NTL beneficially owned by them following the Amalgamation for a period of 150 days after the closing of the Amalgamation.

     Immediately following the Amalgamation, the Amalgamated Company and Bank of Montreal Trust Company, as trustee, executed a First Supplemental Indenture (the "First Supplemental Indenture") relating to the Registrant's 11.20% Senior Discount Debentures due 2007 (the "Debentures"), which provides for the assumption by the Amalgamated Company of the liabilities and the obligations of the Registrant under the Indenture, dated as of November 15, 1995, governing the Debentures (together with the First Supplemental Indenture, the "Indenture") and the Debentures issued pursuant thereto. The First Supplemental Indenture likewise provides that the Amalgamated Company shall succeed to, and be substituted for, and may exercise every right and power of, the Registrant under the Indenture and the Debentures. A copy of the First Supplemental Indenture is filed as an exhibit hereto.

     A copy of the press release issued by NTL announcing the consummation of the Amalgamation is filed as an exhibit hereto and is incorporated herein in its entirety by reference.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On October 29, 1998, the Registrant, NTL and Sub consummated a transaction whereby Sub amalgamated with the Registrant, such that the separate existence of each of Sub and the Registrant continued in the form of the Amalgamated Company, a wholly owned subsidiary of NTL. The Registrant, during its existence as Comcast UK Cable Partners Limited, historically engaged Deloitte & Touche LLP ("Deloitte & Touche") as its independent accountants and NTL has historically engaged Ernst & Young LLP ("Ernst & Young") as its independent accountants. Since, effective upon the Amalgamation, the Registrant ceased to exist as Comcast UK Cable Partners Limited but continued to exist in the form of the Amalgamated Company which is a wholly owned subsidiary of NTL, so, effective upon the Amalgamation, did the engagement of Deloitte & Touche as independent accountants of the Registrant terminate. Accordingly, on October 30, 1998, NTL, as the sole shareholder of the Amalgamated Company, approved the engagement of Ernst & Young as its independent accountants for the fiscal year ending December 31, 1998.

     The reports of the Deloitte & Touche on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 1997, and in the subsequent interim period, there were no disagreements with Deloitte & Touche on any matters or accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche would have caused Deloitte & Touche to make reference to the matter in their report. The Amalgamated Company has requested Deloitte & Touche to furnish it a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche agree with the above statements. A copy of that letter dated November 4, 1998 is filed as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit 2.1 Agreement and Plan of Amalgamation, dated as of February 4, 1998, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 2.2 Amendment No. 1 dated as of May 28, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998 among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 2.3 Amendment No. 2 dated as of August 14, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998, as amended, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 2.4 Form of Registration Rights Agreement by and among NTL Incorporated and Comcast Corporation and Warburg, Pincus Investors, L.P. (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 2.5 Form of Comcast Corporation Lock-Up Letter (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 2.6 Form of Warburg, Pincus Investors, L.P. Lock-Up Letter (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 3.1    Memorandum of Association

Exhibit 3.2    Bye-laws

Exhibit 4.1 First Supplemental Indenture, dated as of October 29, 1998, between NTL (Bermuda) Limited and Bank of Montreal Trust Company, as trustee.

Exhibit 16.1   Letter from Deloitte & Touche LLP

Exhibit 99.1 Joint Proxy Statement/Prospectus included in the Form S-4 (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

Exhibit 99.2   Text of press release issued by NTL Incorporated on October 29,
               1998.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTL (BERMUDA) LIMITED


                                    By: /s/ Richard J. Lubasch
                                    -----------------------------------------
                                    Name:   Richard J. Lubasch
                                    Title:  Senior Vice President, General
                                              Counsel and Secretary

Dated:  November 4, 1998





                                  EXHIBIT INDEX



Exhibit       Description

  2.1 Agreement and Plan of Amalgamation, dated as of February 4, 1998, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

  2.2 Amendment No. 1 dated as of May 28, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998 among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

  2.3 Amendment No. 2 dated as of August 14, 1998 to the Agreement and Plan of Amalgamation dated as of February 4, 1998, as amended, among NTL Incorporated, NTL (Bermuda) Limited and Comcast UK Cable Partners Limited (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

  2.4     Form of Registration Rights Agreement by and among NTL
          Incorporated and Comcast Corporation and Warburg, Pincus Investors, L.P.(incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

  2.5 Form of Comcast Corporation Lock-Up Letter (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

  2.6     Form of Warburg, Pincus Investors, L.P. Lock-Up Letter
          (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

  3.1     Memorandum of Association

  3.2     Bye-laws

  4.1 First Supplemental Indenture, dated as of October 29, 1998, between NTL (Bermuda) Limited and Bank of Montreal Trust Company, as trustee.

 16.1     Letter from Deloitte & Touche LLP

 99.1 Joint Proxy Statement/Prospectus included in the Form S-4 (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).

 99.2     Text of press release issued by NTL Incorporated on October 29, 1998.